Exhibit 10.4
THIRTEENTH LOAN DOCUMENTS MODIFICATION AGREEMENT
THIS THIRTEENTH LOAN DOCUMENTS MODIFICATION AGREEMENT (this “Amendment”) is made and entered into as of the 5th day of November, 2018, by and among PRGX GLOBAL, INC., a Georgia corporation (“PRGX”), PRGX USA, INC., a Georgia corporation (“PRG-USA”) (PRGX and PRG-USA are each individually, a “Borrower”, and collectively, the “Borrowers”), each of the Subsidiaries of PRGX listed as a “Guarantor” on the signature pages hereto (each such Subsidiary individually, a “Guarantor”, and collectively, the “Guarantors”), and SUNTRUST BANK, as Administrative Agent, the sole Lender and Issuing Bank.
BACKGROUND STATEMENT
WHEREAS, Borrowers have entered into that certain Amended and Restated Revolving Credit Agreement, dated as of December 23, 2014 (as may have been and may be subsequently amended, restated, supplemented or otherwise modified from time-to-time, the “Credit Agreement”; all capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement), with the Administrative Agent, the issuing bank thereunder and the lenders from time to time party thereto (the “Lenders”); and
WHEREAS, Borrowers and Guarantors have entered into various other instruments, agreements, documents and writings in connection with the Credit Agreement (as may have been and may be subsequently amended, restated, supplemented or otherwise modified from time-to-time, collectively, the “Loan Documents”); and
WHEREAS, Borrowers have requested that the Credit Agreement be amended in certain respects as herein provided in order to clarify or modify certain existing provisions contained therein, and in connection therewith, Administrative Agent, the Issuing Bank and the Lenders have requested that the Credit Agreement also be amended in certain further respects as herein provided, all as more specifically set forth herein; and
WHEREAS, the parties hereto are willing to amend the Credit Agreement as aforesaid, provided, however, that Borrowers and Guarantors fully comply with the provisions of this Amendment; and
WHEREAS, Guarantors are willing to reaffirm the covenants, representations and warranties set forth in the Subsidiary Guaranty Agreement.
NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, Borrowers, Guarantors, Administrative Agent, the sole Lender and Issuing Bank agree as follows:
1.    Conditions Precedent, Etc.
(a)    Notwithstanding any other provision of this Amendment, and without affecting in any manner the rights of Administrative Agent, the sole Lender or the Issuing Bank hereunder, it is understood and agreed that this Amendment shall not become effective, and the Loan Parties shall have no rights under this Amendment, until Administrative Agent shall have received fully executed counterparts to this Amendment from the Loan Parties.
(b)    Although not a condition to the effectiveness of this Amendment, Borrowers shall reimburse or pay of all Administrative Agent’s reasonable out-of-pocket expenses incurred in connection with this Amendment (including, without limitation, reasonable fees, charges and disbursements of counsel to Administrative Agent) not later than three (3) Business Days after receipt of an invoice therefor. Borrowers’ failure to do so shall constitute an Event of Default under Section 8.1(a) of the Credit Agreement.
2.    Modification of Credit Agreement. The Credit Agreement is hereby amended, effective as of the date hereof, as follows:
(i)    By amending and restating the definition of “Fixed Charge Coverage Ratio” set forth in Section 1.1, as follows:
“Fixed Charge Coverage Ratio” shall mean, as of any date of determination, the ratio of: (a) Consolidated Adjusted EBITDA less the actual amount paid by PRGX and its Subsidiaries in cash on account of Capital Expenditures and Cash Taxes (to the extent comprised of income taxes actually paid in cash), in each case measured for the four consecutive Fiscal Quarters ending on or immediately prior to such date (the “four-quarter period”); to (b) Consolidated Fixed Charges, measured for that four-quarter period. To the extent such four-quarter period includes the Fiscal Quarter ended June 30, 2018, Consolidated Fixed Charges shall exclude Earn-Out Payments paid during such Fiscal Quarter, in an aggregate amount not to exceed $4,000,000. To the extent such four-quarter period includes either or both of the Fiscal Quarters ending December 31, 2018, and March 31, 2019, Consolidated Fixed Charges shall exclude Restricted Payments consisting of the redemption, purchase or repurchase by PRGX of its Capital Stock (other than Disqualified Stock) made in such respective Fiscal Quarter as follows: (x) as to the Fiscal Quarter ending December 31, 2018, in an aggregate amount not to exceed $5,000,000; and (y) as to the Fiscal Quarter ending March 31, 2019, in an aggregate amount not to exceed $5,000,000 less the amount, if any, excluded under the foregoing clause (x), whether or not such Fiscal Quarter ending December 31, 2018 is included in the four-quarter period then being tested.
(ii)    By adding the following new defined terms to Section 1.1, to be inserted into proper alphabetical order:
“Minimum Liquidity” shall mean, as of any date of determination, the aggregate amount of: (i) unrestricted domestic Permitted Investments and cash (including demand deposit accounts) and Cash Equivalents of PRGX and its Subsidiaries, in each case unencumbered by any Lien (other than in favor of Administrative Agent or as permitted under clause (vi) of the definition of “Permitted Encumbrances”); plus (ii) seventy percent (70)% of unrestricted foreign Permitted Investments and cash (including demand deposit accounts) of PRGX and its Subsidiaries, in each case unencumbered by any Lien (other than in favor of Administrative Agent or as permitted under clause (vi) of the definition of “Permitted Encumbrances”); plus (iii) the amount by which the Aggregate Revolving Commitment Amount exceeds the aggregate Revolving Credit Exposure of all Lenders on such date of determination.
“Thirteenth Amendment Date” shall mean November 5, 2018.”
(iii)    By amending and restating Section 7.5, as follows:
7.5    Restricted Payments. The Borrowers will not, and will not permit any of their respective Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any dividend or distribution on any class of its Capital Stock, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, retirement, defeasance or other acquisition of, any shares of Capital Stock or Indebtedness subordinated to the Obligations of the Borrowers or any Guarantee thereof or any options, warrants, or other rights to purchase such Capital Stock or such Indebtedness, whether now or hereafter outstanding (each, a “Restricted Payment”), except for (i) dividends payable by the Borrowers solely in shares of any class of their respective Capital Stock, (ii) Restricted Payments made by any Subsidiary to any Borrower or to another Subsidiary, on at least a pro rata basis with any other shareholders if such Subsidiary is not wholly owned by a Borrower and other wholly owned Subsidiaries, (iii) Restricted Payments made in connection with the “net” exercise or delivery of shares of Capital Stock with respect to options, warrants and other rights to acquire Capital Stock to pay the exercise or purchase price thereof or applicable withholding taxes with respect thereto, to the extent conducted on a cashless basis, and (iv) if no Event of Default exists and is continuing (or would result therefrom), the redemption, purchase or repurchase of PRGX’s Capital Stock (other than Disqualified Stock) by PRGX pursuant to any open-market purchases, privately negotiated transactions or otherwise; provided that, in the case of the forgoing clause (iv), both immediately before and immediately after giving effect to any such Restricted Payment occurring on or after the Thirteenth Amendment Date, PRGX and its Subsidiaries shall have Minimum Liquidity of not less than $5,000,000 in the aggregate.
3.    Ratification and Reaffirmation. Except as herein expressly modified or amended, all the terms and conditions of the Credit Agreement and the other Loan Documents are hereby ratified, affirmed, and approved. As of the date hereof and giving effect to the modifications and amendments hereunder, Borrowers and Guarantors hereby reaffirm and restate each and every warranty and representation set forth in any Loan Document, in each case except to the extent such warranty or representation expressly relates to an earlier date.
4.    Reaffirmation of Guaranty. Guarantors hereby ratify, confirm, reaffirm and covenant that the Subsidiary Guaranty Agreement which they have executed is validly existing and binding against each of them under the terms of such Subsidiary Guaranty Agreement. Guarantors hereby reaffirm and restate, as of the date hereof and giving effect to the modifications and amendments hereunder, all covenants, representations and warranties set forth in the Subsidiary Guaranty Agreement, and specifically reaffirm that each of their obligations under the Subsidiary Guaranty Agreement extend and apply for all purposes to the Credit Agreement as amended hereby.
5.    No Novation. The parties hereto hereby acknowledge and agree that this Amendment shall not constitute a novation of the indebtedness evidenced by any of the Loan Documents, and further that the terms and provisions of the Loan Documents shall remain valid and in full force and effect except as be herein modified and amended.
6.    Release. For purposes of this Paragraph 6, the term “Borrower Parties” shall mean Borrowers and Guarantors collectively and the term “Lender Parties” shall mean Administrative Agent, Lenders and Issuing Bank, and shall include each of their respective predecessors, successors and assigns, and each past and present, direct and indirect, parent, subsidiary and affiliated entity of each of the foregoing, and each past and present employee, agent, attorney in fact, attorney at law, representative, officer, director, shareholder, partner and joint venturer of each of the foregoing, and each heir, executor, administrator, successor and assign of each of the foregoing; references in this paragraph to “any” of such parties shall be deemed to mean “any one or more” of such parties; and references in this sentence to “each of the foregoing” shall mean and refer cumulatively to each party referred to in this sentence up to the point of such reference. Each Borrower and each Guarantor hereby acknowledges, represents and agrees: that, as of the date hereof, Borrowers and Guarantors have no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Credit Agreement, the Subsidiary Guaranty Agreement, the other Loan Documents or the Obligations, or with respect to any other documents or instruments now or heretofore evidencing, securing or in any way relating to the Obligations (all of said defenses, setoffs, claims, counterclaims or causes of action being hereinafter referred to as “Loan Related Claims”); that, to the extent that Borrowers or Guarantors may be deemed to have any Loan Related Claims as of the date hereof, Borrowers and Guarantors do hereby expressly waive, release and relinquish any and all such Loan Related Claims, whether or not known to or suspected by Borrowers and Guarantors; that Borrowers and Guarantors shall not institute or cause to be instituted any legal action or proceeding of any kind based upon any Loan Related Claims; and that Borrowers and Guarantors shall indemnify, hold harmless and defend all Lender Parties from and against any and all Loan Related Claims and any and all losses, damages, liabilities and related reasonable expenses (including reasonable fees, charges and disbursements of any counsel for any Lender Parties) suffered or incurred by any Lender Parties as a result of any assertion or allegation by any Borrower Parties of any Loan Related Claims or as a result of any legal action related thereto, provided that such indemnity shall not, as to any Lender Parties, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from (i) the gross negligence or willful misconduct of such Lender Parties or (ii) a claim brought by any Borrower or Guarantor against any Lender Parties for breach in bad faith of such Lender Parties’ obligations under any Loan Document. Notwithstanding the foregoing provisions of this Paragraph 8, Borrowers and Guarantors make no such releases, representations, warranties, standstills or agreements with respect to any future Loan Related Claims.
7.    Authority. Each Borrower and Guarantor hereby represents and warrants that the execution, delivery and performance of this Amendment by it has been duly authorized by all necessary actions of each Borrower and Guarantor, and do not and will not violate any provision of law, or any writ, order or decree of any court or governmental authority or agency or any provision of the organizational documents of any Borrower or Guarantor, and do not and will not, with the passage of time or the giving of notice, result in a breach of, or constitute a default or require any consent under, or result in the creation of any Lien upon any property or assets of any Borrower or Guarantor pursuant to, any law, regulation, instrument or agreement to which any Borrower or Guarantor is a party or by which any Borrower or any Guarantor or any of their respective properties may be subject, bound or affected.
8.    No Waiver or Implication. Borrowers and Guarantors hereby agree that, except as contemplated by the clarifying amendments to the Credit Agreement effected by this Amendment, nothing herein shall constitute a waiver by Administrative Agent or any Lender of any default, whether known or unknown, which may now exist under the Credit Agreement or any other Loan Document. Borrowers and Guarantors hereby further agree that no action, inaction or agreement by Administrative Agent or any Lender, including, without limitation, any extension, indulgence, waiver, consent or agreement of modification which may have occurred or have been granted or entered into (or which is now occurring or is being granted or entered into hereunder or otherwise) with respect to nonpayment of the Loans or any portion thereof, or with respect to matters involving security for the Loans, or with respect to any other matter relating to the Loans, shall require or imply any future extension, indulgence, waiver, consent or agreement by Administrative Agent or any Lender. Borrowers and Guarantors hereby acknowledge and agree that Administrative Agent and Lenders have made no agreement, and are in no way obligated, to grant any future extension, indulgence, waiver or consent with respect to the Loans or any matter relating to the Loans.
9.    No Release of Collateral Borrowers and Guarantors further acknowledge and agree that (x) this Amendment shall in no way occasion a release of any collateral held by Administrative Agent as security to or for the Loans; and (y) all collateral held by Administrative Agent as security to or for the Loans shall continue to secure the Loans.
10.    Strict Compliance. Except as expressly modified hereby, Borrowers and Guarantors are hereby notified that Administrative Agent, the Issuing Bank and the Lenders demand that Borrowers and Guarantors strictly comply with the terms of this Amendment, the Credit Agreement and the other Loan Documents, in each case, as amended hereby. This notice evidences the intent of Administrative Agent, the Issuing Bank and the Lenders to rely on the exact terms of this Amendment and the Credit Agreement and the other Loan Documents, in each case, as amended hereby.
11.    Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original hereof and submissible into evidence and all of which together shall constitute one instrument.
12.    Headings. The headings of the paragraphs and other provisions hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.
13.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of Borrowers, Guarantors, Administrative Agent, Lenders, Issuing Bank and their respective heirs, successors and assigns, whether voluntary by act of the parties or involuntary by operation of law.
(Signatures on following pages)

IN WITNESS WHEREOF, this Amendment has been duly executed by the parties hereto as of the day and year first above written.
Borrowers:

PRGX GLOBAL, INC., a Georgia corporation

By: /s/ Peter Limeri
Name:    Peter Limeri

Title:	Chief Financial Officer, Treasurer and Controller
[CORPORATE SEAL]

PRGX USA, INC., a Georgia corporation

By: /s/ Peter Limeri
Name:    Peter Limeri

Title:	Chief Financial Officer, Treasurer and Controller
[CORPORATE SEAL]

Guarantors:

PRGDS, LLC, a Georgia limited liability company

By: /s/ Peter Limeri
Name:    Peter Limeri

Title:	Chief Financial Officer, Treasurer and Controller
[CORPORATE SEAL]

PRGFS, INC., a Delaware corporation

By: /s/ Peter Limeri
Name:    Peter Limeri

Title:	Chief Financial Officer, Treasurer and Controller
[CORPORATE SEAL]

(Signatures continue on following page)

PRG INTERNATIONAL, INC., a Georgia corporation

By: /s/ Peter Limeri
Name:    Peter Limeri

Title:	Chief Financial Officer, Treasurer and Controller
[CORPORATE SEAL]

PRGTS, LLC, a Georgia limited liability company

By: /s/ Peter Limeri
Name:    Peter Limeri

Title:	Chief Financial Officer, Treasurer and Controller
[CORPORATE SEAL]

PRGX ASIA, INC., a Georgia corporation

By: /s/ Peter Limeri
Name:    Peter Limeri

Title:	Chief Financial Officer, Treasurer and Controller
[CORPORATE SEAL]

PRGX AUSTRALIA, INC., a Georgia corporation

By: /s/ Peter Limeri
Name:    Peter Limeri

Title:	Chief Financial Officer, Treasurer and Controller
[CORPORATE SEAL]

(Signatures continue on following page)

PRGX BELGIUM, INC., a Georgia corporation

By: /s/ Peter Limeri
Name:    Peter Limeri

Title:	Chief Financial Officer, Treasurer and Controller
[CORPORATE SEAL]

PRGX BRASIL, LLC, a Georgia limited liability company

By: /s/ Peter Limeri
Name:    Peter Limeri

Title:	Chief Financial Officer, Treasurer and Controller
[CORPORATE SEAL]

PRGX CANADA, LLC, a Georgia limited liability company

By: /s/ Peter Limeri
Name:    Peter Limeri

Title:	Chief Financial Officer, Treasurer and Controller
[CORPORATE SEAL]

PRGX EUROPE, INC., a Georgia corporation

By: /s/ Peter Limeri
Name:    Peter Limeri

Title:	Chief Financial Officer, Treasurer and Controller
[CORPORATE SEAL]

(Signatures continue on following page)

PRGX FRANCE, INC., a Georgia corporation

By: /s/ Peter Limeri
Name:    Peter Limeri

Title:	Chief Financial Officer, Treasurer and Controller
[CORPORATE SEAL]

PRGX GERMANY, INC., a Georgia corporation

By: /s/ Peter Limeri
Name:    Peter Limeri

Title:	Chief Financial Officer, Treasurer and Controller
[CORPORATE SEAL]

PRGX MEXICO, INC., a Georgia corporation

By: /s/ Peter Limeri
Name:    Peter Limeri

Title:	Chief Financial Officer, Treasurer and Controller
[CORPORATE SEAL]

PRGX NETHERLANDS, INC., a Georgia corporation

By: /s/ Peter Limeri
Name:    Peter Limeri

Title:	Chief Financial Officer, Treasurer and Controller
[CORPORATE SEAL]

(Signatures continue on following page)

PRGX NEW ZEALAND, INC., a Georgia corporation

By: /s/ Peter Limeri
Name:    Peter Limeri

Title:	Chief Financial Officer, Treasurer and Controller
[CORPORATE SEAL]

PRGX PORTUGAL, INC., a Georgia corporation

By: /s/ Peter Limeri
Name:    Peter Limeri

Title:	Chief Financial Officer, Treasurer and Controller
[CORPORATE SEAL]

PRGX SCANDINAVIA, INC., a Georgia corporation

By: /s/ Peter Limeri
Name:    Peter Limeri

Title:	Chief Financial Officer, Treasurer and Controller
[CORPORATE SEAL]

PRGX SPAIN, INC., a Georgia corporation

By: /s/ Peter Limeri
Name:    Peter Limeri

Title:	Chief Financial Officer, Treasurer and Controller
[CORPORATE SEAL]

(Signatures continue on following page)

PRGX SWITZERLAND, INC., a Georgia corporation

By: /s/ Peter Limeri
Name:    Peter Limeri

Title:	Chief Financial Officer, Treasurer and Controller
[CORPORATE SEAL]

PRGX TEXAS, INC., a Texas corporation

By: /s/ Peter Limeri
Name:    Peter Limeri

Title:	Chief Financial Officer, Treasurer and Controller
[CORPORATE SEAL]

PRGX COMMERCIAL LLC, a Georgia limited liability company

By: /s/ Peter Limeri
Name:    Peter Limeri

Title:	Chief Financial Officer, Treasurer and Controller
[CORPORATE SEAL]

LAVANTE, INC., a Delaware corporation

By: /s/ Peter Limeri
Name:    Peter Limeri

Title:	Chief Financial Officer, Treasurer and Controller
[CORPORATE SEAL]

(Signatures continue on following page)

Administrative Agent, Lender and
Issuing Bank:

SUNTRUST BANK, as Administrative Agent, the sole Lender and Issuing Bank

By: /s/ Julie Lindberg
Name: Julie Lindberg
Title: Vice President

(End of signatures)